ISI
     INTERNATIONAL STRATEGY & INVESTMENT

                                       ISI
                                 NORTH AMERICAN
                                 GOVERNMENT BOND
                                   FUND SHARES

             (A CLASS OF NORTH AMERICAN GOVERNMENT BOND FUND, INC.)

                      [GRAPHIC NORTH AMERICAN LOGO OMITTED]

                                  ANNUAL REPORT
                                 MARCH 31, 2000

INVESTMENT ADVISOR'S REPORT

     We are pleased to report on the progress of your Fund for the fiscal year ended March 31, 2000.

     The Fund seeks a high level of current income consistent with prudent investment risk by using U.S., Canadian and Mexican government fixed-income securities. The Fund's cumulative total return for the fiscal year ended March 31, 2000 was +4.82%; +27.34% for three years and + 55.23% for five years. Please see the portfolio management section for more details. Since its inception on January 15, 1993 the Fund has had a cumulative total return of +49.44%.

PORTFOLIO MANAGEMENT

     Our investment approach is to actively manage the portfolio, adjusting the Fund's average portfolio weightings as ISI anticipates changes in the markets. Please see table for changes to portfolio structure since our last report.

                                COUNTRY WEIGHTING
                               (% OF INVESTMENTS)

                    9/30/99     12/31/99      3/31/00
                   --------     --------      --------
U.S.                  82.9%         81.7%        84.9%
Canada                 4.5%          4.6%         7.4%
Mexico                12.6%         13.7%         7.7%


     During the last year, U.S. Treasuries were emphasized, but with the recent Treasury buyback rally, Canadian issues denominated in U.S. dollars have been increased. U.S. dollar denominated Canadian issues now have yields of 75 Basis Points (bp's) above similar maturity U.S. Treasuries. Also, due to the extraordinary performance of Mexican peso denominated issues caused by a run of favorable reports on the Mexican economy, the portfolio's weighting has recently been temporarily reduced. The Fund continues to avoid Canadian issues denominated in Canadian dollars because their yields are lower than U.S. Treasuries.

     A major development in the U.S. bond market during the fiscal year was the change in the shape of the Treasury yield curve. Please see the chart below. Over the last year intermediate Treasuries rose by 150 bp's while long maturity issues rose by only 20 bp's. The Fund's investment in long term Treasury issues was helped by this "inversion" in the yield curve. The Treasury has begun a major repurchase program. ISI plans to use this program to move from long Treasuries to long Canadian issues. Currently, the Fund has 40.2% of its portfolio in Treasury buyback issues.

     [line graph omitted]

     plot points as follows:

                    3/31/99      3/31/00
3 mos.               4.47         5.886
6 mos.               4.522        6.14
1 year               4.705        6.239
2 years              4.975        6.483
5 years              5.1          6.32
10 years             5.231        6.015
30 years             5.621        5.837

 INVESTMENT ADVISOR'S REPORT (CONCLUDED)

     The idea underlying the Fund is that the three North American Trading partners will draw closer together. Trade has boomed since the passage of NAFTA, and beneficial economic events have resulted. For example, the U.S. and Canada both now enjoy Federal government surpluses and Mexican inflation has been cut to 25% of its rate of a year ago. These events have helped fixed income investors and we expect that more benefits lie ahead.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

/S/SIGNATURE R. ALAN MEDAUGH

R.  Alan Medaugh
President

April 12, 2000

 OUTLOOK FOR NORTH AMERICA

THE U.S. ECONOMY AND MARKET

OVERVIEW

     The U.S. expansion has just set a longevity record. At the same time, the quarterly growth rate is also setting a record. This is a very unusual combination and presents an inflation risk. Inflation has moved up a bit from a 0.9% annual rate to a 1.7% annual rate but is still historically low. Three "new economy" phenomena -- technology, competition and growing international trade, are cited as holding inflation in check. The extent of this beneficial influence has limits, especially due to shrinkage in the available labor pool.

OUTLOOK FOR INTEREST RATES

     The Federal Reserve is acutely aware of this "too much good news" risk and has raised its Federal Funds rate by 125 BP. So far, these tightening moves have not slowed the real economy and have only very recently dampened the enthusiasm for speculative stocks. ISI expects the Federal Reserve will stay on its tightening course until the real economy slows. The general beneficial result of this painful exercise should be lower interest rates by the end of the year.

OUTLOOK FOR U.S. TREASURIES

     For Treasury investors, the strong economy has produced an added benefit. The large budget surplus means the U.S. Treasury can buy back its older, higher coupon issues. ISI sees the program extending at least through the end of 2001. The market has discounted much of this but we think the program will continue helping long Treasuries relative to other long bonds, at least over the next six months.

THE MEXICAN ECONOMY AND MARKET

OVERVIEW

     The Mexican economy has staged a major positive reversal of both growth and inflation. International trade has long been the source of economic growth. Domestic demand has finally become a positive factor. This second source of growth is greatly needed because it indicates that the economy is broadening out. Please see chart below.

[line graph omitted]
plot points as follows:

1/98     15.3
2/98     10.9
3/98     8.1
4/98     16.6
5/98     16.6
6/98     9.2
7/98     10.3
8/98     9.8
9/98     8.9
10/98    9.5
11/98    2.2
12/98    2.1
1/99     6.8
2/99     3.6
3/99     4.4
4/99     2.1
5/99     5.1
6/99     6
7/99     7.8
8/99     4.4
9/99     4.7
10/99    8.7
11/99    7.3
12/99    12.5
1/00     7.7
2/00     11.8
3/00     11.8


     At the same time growth has accelerated, inflation has rolled over. Late in 1998, inflation peaked out at 2.5% per month. Since then, the monthly reports have come in below 1%. A stable peso has helped inflation, and stronger oil export prices have helped the peso. Careful fiscal and monetary policy have also helped turn inflation lower. The outlook is for inflation to come in at 10% or less for 2000.

[line graph  omitted]  plot points as follows:

3/00     0.55
2/00     0.89
1/00     1.34
12/99    1
11/99    0.89
10/99    0.63
9/99     0.97
8/99     0.56
7/99     0.66
6/99     0.66
5/99     0.6
4/99     0.92
3/99     0.93
2/99     1.34
1/99     1.34
12/98    2.44
11/98    1.77
10/98    1.43
9/98     1.62
8/98     0.96
7/98     0.96
6/98     1.18
5/98     0.8
4/98     0.94
3/98     1.17
2/98     1.75
1/98     2.18
12/97    1.4
11/97    1.12
10/97    0.8
9/97     1.25
8/97     0.89
7/97     0.87
6/97     0.89
5/97     0.91
4/97     1.08
3/97     1.24
2/97     1.68
1/97     2.57
12/96    3.2
11/96    1.52
10/96    1.25
9/96     1.6
8/96     1.33
7/96     1.42
6/96     1.63
5/96     1.82
4/96     2.84
3/96     2.2
2/96     2.33
1/96     3.59
12/95    3.26
11/95    2.46
10/95    2.06
9/95     2.07
8/95     1.66
7/95     2.04
6/95     3.17
5/95     4.18
4/95     7.96
3/95     5.9
2/95     4.24
1/95     3.76
12/94    0.88
11/94    0.54
10/94    0.52
9/94     0.71
8/94     0.47
7/94     0.44
6/94     0.5
5/94     0.48
4/94     0.49


POLITICS

     A once every six year presidential election is in its final campaign stages. Mexico's presidential election comes at a time when the economy is in singularly good shape. The economy favors the PRI, the ruling party, whose Presidential candidate is Mr. Labastida. The ruling party is a pragmatic (some would say opportunistic) "middle-of-the-road" party that has assumed many guises in its 70+ years of dominance. Also helping Mr. Labastida is the lackluster performance from Cuauhtemoc Cardenas, the maverick candidate of the left-of-center coalition, the PRD party. So this campaign pits the right-of-center PAN against the chameleon-like ruling party. The PAN's candidate, Vicente Fox, emphasizes the shortfalls of the PRI government and its thinking. He believes that Mexico needs to end the decades-old monopoly of the PRI in order to ensure economic stability, democracy, job creation, and opportunities for all. He claims that the country hasn't grown fast enough and has a less equitable distribution of income. Mr. Fox has strong and persuasive arguments against the evils of political monopoly, cronyism, corruption, and representation without accountability. However, his focus on the PRI's past economic mistakes may not resonate because of Mexico's recent stellar economic performance. All this is summarized by Moody's recent upgrade of Mexican foreign debt to an investment grade rating. The PRI is in good position to defend its actions. The election is likely to be close, but result in a victory for Mr. Labastida and the ruling party. From a social as well as investment point of view, it will be of great importance to have the election results viewed as fair.

THE MARKET

     A good economy and slowing inflation are very important. The election is likely to cause investors some discomfort prior to July. The real economic picture should stay positive for 2000. The process of building an open political process is still underway but has advanced enough to withstand a close election. It should be noted that whether Mr. Labastida or Mr. Fox is elected, Economic Policy is likely to stay on its present course. With interest rates around 16% for one year and inflation likely to be around 10%, Mexican T-Bills seem a good investment for the fund.

 OUTLOOK FOR NORTH AMERICA (CONCLUDED)

THE CANADIAN ECONOMY AND MARKET

OVERVIEW

     The fundamental landscape in Canada remains one of firm growth momentum and upward inflationary pressures. All indications are that the Canadian economy started the year on a strong note. Real GDP rose 0.5% in January, and a 4%+ Q1 growth seems likely. Performance in the goods sector continues to impress, with manufacturing output up 7.3% from year-ago levels. Commodity-based sectors of the economy are also showing signs of life, with output in mining & oil up 5.1% year over year. The consumer has been supported by the wealth effect due to higher equity and home prices. According to last week's report, household net worth rose 5.0% last year on the back of surprisingly strong gains in housing assets. The advance in household wealth and low debt servicing costs has kept the burden of rising debt relatively low. And even with the recent equity retreat, the long rise in equity values should add to the momentum in wealth and domestic demand. This story is very similar to that in the U.S. and extends into the behavior of inflation.

     Inflationary pressures seem surprisingly dormant. Finished-goods producer prices, released recently, rose 0.7% in February and 2.5% year over year. So far, the "new economy" factors of technology, competition and international trade have held down consumer prices. On the wage front, average hourly earnings held steady at 1.7% year over year in January, hardly a threatening growth rate. Still, there seems little doubt that the risks to inflation are tilted to the upside, For example, while the growth rate in worker earnings is benign, the trend is pointing upward.

THE MARKET

     The Bank of Canada has followed the U.S. Federal Reserve's lead on increasing short rates to thwart the return of inflation. The bond market has emphasized the idea that the Central Bank is ahead of the inflation curve. Long rates are down 50 bp's so far this year. The rally has been similar to that of the U.S. but Canada does not have a significant Treasury buy-back program. This places the Canadian long bond rally on less firm ground than the U.S. ISI expects a return to a positive yield spread between U.S. and Canadian yields. At the end of March, the yield spread was negative by 10 bp's. In 2000, we expect Canadian Government issues denominated in Canadian dollars will underperform U.S. Treasuries and Canadian Governments denominated in U.S. dollars.

 ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 3.0% maximum sales charge.

     While this table is required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*

                                    % Return with
  Periods ended 3/31/00:             Sales Charge 1
--------------------------------------------------------------------------------
  One Year                               1.67%
--------------------------------------------------------------------------------
  Five Year                              8.53%
  Since Inception (1/15/93)              5.29%

                    CHANGE IN VALUE OF A $10,000 INVESTMENT*

[line graph omitted]
plot points as follows:

1/93     9700     10000    10000    10000
3/93     9911     10186    10049    10322
3/94     10186    10425    10301    11097
3/95     9339     10867    10596    8616
3/96     10550    11856    10897    12590
3/97     11384    12407    11198    14940
3/98     13052    13573    11355    17910
3/99     13831    14470    11558    17818
3/00     14497    14842    11999    19997

         ISI North American Governemnt Bond Fund
         Lehman Brothers Intermediate Treasury Index
         Consumer Price Index
         Lehman Brothers Emerging Americas Index: Mexico Section

1 Assumes maximum sales charge of 3.0%.
2 Commencement of operations.
* These figures assume the reinvestment of dividends and capital gains distributions and reflect the maximum sales charge. The indices listed above are unmanaged and are widely recognized as indicators of performance in their respective sectors. The Lehman Brothers Intermediate Treasury Index is a performance indicator of the intermediate-term U.S. Treasury market, the CPI is a general indicator of inflation and the Lehman Brothers Emerging Americas
  Index: Mexico Section is an indicator of the interest rate structure of Mexican government and private corporate debt. Management is not aware of any single index that is truly representative of the Fund since the Fund's assets are allocated across three different countries and each country's weighting is periodically adjusted to reflect the advisor's outlook on current market conditions. Past performance is not an indicator of future results.

NORTH AMERICAN GOVERNMENT BOND FUND, INC.

STATEMENT OF NET ASSETS
MARCH 31, 2000

                                          INTEREST      MATURITY       PAR/NOMINAL      MARKET
SECURITY                                    RATE          DATE           VALUE 6         VALUE
-------------------------------------------------------------------------------------------------

CANADIAN SECURITIES - 7.5%
Canadian Global Bond                        6.750%         8/28/06     $ 4,750,000    $ 4,648,825
                                                                                       ----------
   TOTAL CANADIAN SECURITIES
      (Cost $4,944,915) ..........................................................      4,648,825
                                                                                       ----------
MEXICAN SECURITIES - 7.9%
Mexican Treasury Cete 1                     15.34%3        7/13/00       P 841,403        869,533
Mexican Udibonos 2                          6.000%        11/23/00          93,033      2,760,079
Mexican Udibonos 2                          6.500%         5/24/01          42,196      1,258,253
                                                                                       ----------
   TOTAL MEXICAN SECURITIES
      (Cost $4,090,839) ..........................................................      4,887,865
                                                                                       ----------
U.S. SECURITIES - 63.1%
U.S. Treasury Bond                          7.000%         7/15/06     $ 2,000,000      2,068,438
U.S. Treasury Bond                         10.375%        11/15/12       4,500,000      5,542,735
U.S. Treasury Bond                          8.875%         2/15/19       5,000,000      6,469,530
U.S. Treasury Bond                          8.125%         8/15/19       8,550,000     10,394,928
U.S. Treasury Bond                          7.875%         2/15/21       2,750,000      3,293,125
U.S. Treasury Bond                          8.125%         8/15/21       1,700,000      2,090,735
U.S. Treasury STRIP                         6.400% 5       2/15/05       3,000,000      2,207,661
U.S. Treasury STRIP                         6.400% 5       8/15/05       6,000,000      4,278,408
U.S. Treasury STRIP                         6.150% 5       5/15/17       7,250,000      2,570,937
                                                                                       ----------
   TOTAL U.S. SECURITIES
      (Cost $40,884,445) .........................................................     38,916,497
                                                                                       ----------
REPURCHASE AGREEMENTS - 23.9%
   GOLDMAN SACHS &CO., 6.08%
     Dated  03/31/00,  to be
     repurchased  on 04/03/00,
     collateralized  by U.S.
     Treasury  Bill  with a par
     value of  $5,026,000,  coupon
     rate of 0%,  due 04/18/00,
     with a market value of $5,011,057
     (Cost $4,912,000)                      6.080%          4/3/00     $ 4,912,000      4,912,000

NORTH AMERICAN GOVERNMENT BOND FUND, INC.

STATEMENT OF NET ASSETS
MARCH 31, 2000

                                          INTEREST      MATURITY       PAR/NOMINAL      MARKET
SECURITY                                    RATE          DATE            VALUE          VALUE
-------------------------------------------------------------------------------------------------

   J.P. MORGAN SECURITIES, INC., 6.05%
      Dated 03/31/00, to be repurchased on
      04/03/00, collateralized by U.S. Treasury
      Note with a par value of $4,997,000,
      coupon rate of 5.875%, due 11/15/04,
      with a market value of $5,011,066
      (Cost $4,912,000)                     6.050%          4/3/00     $ 4,912,000    $ 4,912,000
   MORGAN STANLEY &CO., 6.00%
      Dated  03/31/2000,  to be
      repurchased on 04/03/00,
      collateralized  by U.S.
      Treasury  Bill  with a par
      value of  $6,855,000,
      coupon rate of 0%, due 02/15/05,
      with a market value of $5,033,647
      (Cost $4,912,000)                     6.000%          4/3/00       4,912,000      4,912,000
                                                                                       ----------
   TOTAL REPURCHASE AGREEMENTS
      (Cost $14,736,000) .........................................................     14,736,000
                                                                                       ----------
TOTAL INVESTMENTS -- 102.4%
      (Cost $64,656,199)4 ........................................................     63,189,187
                                                                                       ----------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.4%) ...................................     (1,491,887)
                                                                                       ----------
NET ASSETS -- 100.0% .............................................................    $61,697,300
                                                                                      ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($61,697,300 (DIVIDE) 7,648,554 shares outstanding) ...........................          $8.07
                                                                                            =====
OFFERING PRICE PER SHARE
   ($8.07 (DIVIDE) .970) .........................................................          $8.32
                                                                                            =====

--------------------------------------------------------------------------------

1 Cetes are short-term Mexican government debt securities.
2 Udibonos are securities issued by the Mexican Government and are redeemed at face value at maturity. Face value is adjusted for changes in the Mexican ConsumerPriceIndex. Theinterest rate is fixed and payable every 182 days.
3 Yield as of March 31, 2000.
4 Also aggregate  cost for federal tax purposes.
5 Zero Coupon, Security Yield as of March 31, 2000.
6 Par value is shown in local currency:  Mexican pesos (P) and U.S. dollars ($).
  See accompanying Notes to Financial Statements.

 NORTH AMERICAN GOVERNMENT BOND FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000

--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
     Interest ......................................................................    $4,086,438
                                                                                        ----------
EXPENSES:
     Investment advisory fee .......................................................       239,248
     Distribution fee ..............................................................       239,248
     Administration fee ............................................................        68,536
     Custodian fees ................................................................        67,442
     Transfer agent fee ............................................................        66,196
     Accounting fee ................................................................        55,995
     Professional fee ..............................................................        46,608
     Printing and postage ..........................................................        33,798
     Director's fees ...............................................................         2,939
     Miscellaneous .................................................................        24,760
                                                                                        ----------
        Total expenses .............................................................       844,770
     Less: Fees waived .............................................................       (96,671)
                                                                                        ----------
        Net expenses ...............................................................       748,099
                                                                                        ----------
     Net investment income .........................................................     3,338,339
                                                                                        ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized loss from security transactions ..................................      (502,454)
     Net realized gain from foreign currency transactions ..........................       262,431
     Change in unrealized appreciation/depreciation of investments .................      (244,681)
     Change in unrealized appreciation/depreciation on translation
       of other assets and liabilities denominated in foreign currencies ...........           855
                                                                                        ----------
     Net realized and unrealized loss on investments ...............................      (483,849)
                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................    $2,854,490
                                                                                        ==========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

 NORTH AMERICAN GOVERNMENT BOND FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED MARCH 31,
                                                               -----------------------------------
                                                                   2000                  1999
--------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS:
OPERATIONS:
     Net investment income                                     $  3,338,339            $ 3,202,208
     Net realized gain (loss) from investments and
        foreign currency transactions                              (240,023)             1,406,544
     Change in unrealized appreciation/depreciation
        of investments                                             (244,681)            (1,424,417)
     Change in net unrealized appreciation/
        depreciation on translation of other assets and
        liabilities denominated in foreign currencies                   855                 (1,266)
                                                               ------------            -----------
     Net increase  in net assets resulting
        from operations                                           2,854,490              3,183,069
                                                               ------------            -----------
DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income                                       (3,338,339)            (3,202,208)
     Return of Capital                                           (1,722,666)                    --
     Short-term capital gains                                      (261,956)              (552,530)
     Long-term capital gains                                             --             (1,533,918)
                                                               ------------            -----------
     Total distributions                                         (5,322,961)            (5,288,656)
                                                               ------------            -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of 2,445,221 and 1,527,556
        shares, respectively                                     19,725,696             13,255,729
     Value of 284,345 and 224,638 shares issued in
        reinvestment of dividends, respectively                   2,275,602              1,948,979
     Cost of 1,717,373 and 1,065,714 shares
        repurchased, respectively                               (13,726,104)            (9,226,947)
                                                               ------------            -----------
     Increase in net assets derived from
        capital share transactions                                8,275,194              5,977,761
                                                               ------------            -----------
     Total increase in net assets                                 5,806,723              3,872,174
NET ASSETS:
     Beginning of year                                           55,890,577             52,018,403
                                                               ------------            -----------
     End of year                                               $ 61,697,300            $55,890,577
                                                               ============            ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

 NORTH AMERICAN GOVERNMENT BOND FUND, INC.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                          FOR THE YEARS ENDED MARCH 31,
                                                                   -----------------------------------------------
                                                                   2000     1999     1998      1997      1996
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of year                               $ 8.42   $ 8.74    $ 8.29   $ 8.37   $  8.06
                                                                     -------  -------   -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.49     0.60      0.61     0.75      0.81
   Net realized and unrealized gain/(loss)
     on investments                                                    (0.12)   (0.09)     0.56    (0.11)     0.22
                                                                     -------  -------   -------  -------    ------
   Total from Investment Operations                                     0.37     0.51      1.17     0.64      1.03
                                                                     -------  -------   -------  -------   -------
LESS DISTRIBUTIONS:
   Dividends from net investment income
     and short-term capital gains                                      (0.49)   (0.60)    (0.67)   (0.26)       --
   Distribution in excess of net investment
     income                                                               --       --     (0.05)      --        --
   Distribution from long-term capital gains                              --    (0.23)       --       --        --
   Return of capital                                                   (0.23)      --        --    (0.46)    (0.72)
                                                                     -------  -------   -------  -------    ------
   Total distributions                                                 (0.72)   (0.83)    (0.72)   (0.72)    (0.72)
                                                                     -------  -------   -------  -------   -------
   Net asset value, end of year                                       $ 8.07  $  8.42    $ 8.74   $ 8.29    $ 8.37
                                                                     =======  =======   =======  =======   =======
TOTAL RETURN 1
   Based on net asset value per share                                  4.82%     5.96%    14.65%    7.90%    12.97%
RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses 2                                                          1.25%     1.25%     1.25%    1.25%     1.25%
   Net investment income 3                                             5.59%     5.79%     7.17%    8.99%     9.49%
SUPPLEMENTAL DATA:
   Net assets at end of year (000)                                  $61,697   $55,891   $52,018  $51,966   $60,860
   Portfolio turnover rate                                               32%      173%      125%      46%      125%

--------------------------------------------------------------------------------
1Total return excludes the effect of sales charges.
2Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.41%, 1.42%,1.28%, 1.58%, and 1.47% for the years ended March 31, 2000, 1999,1998, 1997 and 1996, respectively. 3 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.43%, 5.62%, 7.14%, 8.66%, and 9.27% for the years ended March 31, 2000, 1999, 1998, 1997 and 1996, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

A. SIGNIFICANT ACCOUNTING POLICIES -- North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 19, 1992, began operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

     The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the income and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     SECURITY VALUATION -- Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     FOREIGN SECURITIES -- Beyond the risks common to all Bond investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests: adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value; accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

     REPURCHASE AGREEMENTS -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     FOREIGN CURRENCY TRANSACTION AND TRANSLATION -- The Fund separates realized gains or losses resulting from foreign exchange rate changes and realized gains or losses resulting from market price changes.

     Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the

     Fund's books and the U.S. dollar equivalent of interest that the Fund actually receives or pays.

     The Fund does not  separate its  unrealized  appreciation  or  depreciation
     resulting   from  foreign   exchange   rate  changes  and  its   unrealized
     appreciation or depreciation resulting from market price changes.

     FEDERAL INCOME TAX -- The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. Income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the ex-dividend date.

     B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES -- International Strategy and Investment Inc. ("ISI") is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.40%. ISI has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Fund's average daily net assets. For the year ended March 31, 2000, the Fund paid ISI $142,577 (net of fee waivers of $96,671) of which $20,843 was payable at the end of the period.

     Investment Company Capital Corp. ("ICCC") is the Fund's administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on the combined average daily net assets of the ISIFunds. This fee is calculated daily and paid monthly at the following annual rates:
     0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million. For the year ended March 31, 2000, ICCC's fee was $68,536 of which $5,233 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ISI or ICCC.

     ICCC also provides accounting services, to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended March 31, 2000, ICCC's fee was $55,995 of which $4,795 was payable at the end of the period. ICCC also provides transfer agent services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly. For the year ended March 31, 2000, ICCC's fee was $66,196, of which $14,360 was payable at the end of the period. ISI Group, Inc., an affiliate of ISI, provides distribution services to the Fund for which the Fund pays ISI Group Inc., an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net

 NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     assets. For the year ended March 31, 2000, ISI Group's fee was $239,248, of which $20,843 was payable at the end of the period.
C. CAPITAL SHARE TRANSACTIONS -- The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

D. INVESTMENT TRANSACTIONS -- Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $15,547,810 and sales of investment securities aggregated $7,601,273 for the year ended March 31, 2000. Purchases of U.S. government obligations aggregated $5,090,527 and sales of U.S. government obligations aggregated $6,093,259 for the period.

     At March 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $930,650 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $2,397,662.

E. FORWARD CURRENCY EXCHANGE CONTRACTS -- Forward currency exchange contracts carry certain risks. These risks include the counterparties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of March 31, 2000.

F.   NET ASSETS -- On March 31, 2000, net assets consisted of

     Paid-in capital                      $63,661,323
     Accumulated net realized loss
       from security and foreign
     currency transactions                   (502,454)
     Undistributed net investment
       income                                   5,443
     Unrealized depreciation of
       investments                         (1,467,012)
                                          -----------
                                          $61,697,300
                                          ===========
     FEDERAL INCOME TAX INFORMATION -- At March 31, 2000, there was a capital loss carryforward of $78,105, which expires in 2008. This carryforward will be used to offset future net capital gains, if any. In addition, the Fund has deferred post-October capital losses of $424,349 to next year.

G. CHANGE IN INDEPENDENT AUDITORS (UNAUDITED) -- On December 15, 1999, the Audit and Compliance Committee and the Board of Directors of the Fund participated in and approved the decision to change the Fund's independent auditors from PricewaterhouseCoopers LLP to Deloitte & Touche LLP for the Fund's fiscal year ended March 31, 2000.

     The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the Fund's audits for the two most recent fiscal years and through December 15, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

 REPORT OF INDEPENDENT ACCOUNTANTS

     To the Board of Directors and Shareholders of North American Government Bond Fund, Inc.

     We have audited the accompanying statement of net assets of North American Government Bond Fund, Inc. (the "Fund) as of March 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of North American Government Bond Fund, Inc. for the year ended March 31, 1999 were audited by other auditors whose report, dated April 30, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North American Government Bond Fund, Inc. as of March 31, 2000, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. DELOITTE & TOUCHE LLP Princeton, New Jersey April 27, 2000

TAX INFORMATION

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED MARCH 31, 2000

     The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements of the Net Investment Income distributions made during the year ended March 31, 2000, 51.10% has been derived from investments in U.S. Government and Agency Obligations.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.

                                       ISI
                                 NORTH AMERICAN
                           GOVERNMENT BOND FUND SHARES

DIRECTORS AND OFFICERS

Edward S. Hyman
CHAIRMAN
Joseph R. Hardiman
DIRECTOR
Louis E. Levy
DIRECTOR
Carl W. Vogt, Esq.
DIRECTOR
R. Alan Medaugh
PRESIDENT
Nancy Lazar
VICE PRESIDENT
Edward J. Veilleux
VICE PRESIDENT
Carrie L. Butler
VICE PRESIDENT
Felicia A. Emry
SECRETARY
Amy M. Olmert
ASSISTANT SECRETARY
Daniel O. Hirsch
ASSISTANT SECRETARY
Margaret M. Beeler
ASSISTANT VICE PRESIDENT
Keith C. Reilly
ASSISTANT VICE PRESIDENT
Suzanne H. Ughetta
ASSISTANT VICE PRESIDENT
Charles A. Rizzo
TREASURER

INVESTMENT OBJECTIVE

An open-end mutual fund designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTMENT ADVISOR

ISI Inc.
535 Madison Avenue, 30th Floor
New York, NY 10022
(800) 955-7175

SHAREHOLDER SERVICING AGENT

Investment Company Capital Corp.
P.O. Box 219426
Kansas City, MO 64141-6426
(800) 882-8585

DISTRIBUTOR

ISI Group, Inc.
535 Madison Avenue, 30th Floor
New York, NY 10022
(800) 955-7175